PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2024
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

6. PROPERTY, PLANT AND EQUIPMENT, NET

The components of property, plant and equipment, net were as follows:

	December 31,	December 31,
	2023	2024
Buildings	$978,924	$967,761
Leasehold improvements	44,275	188,780
Machinery and equipment	2,213,281	2,497,250
Furniture, fixtures and office equipment	178,455	192,081
Motor vehicles	14,768	15,678
Freehold land	45,397	56,234
Total costs	3,475,100	3,917,784
Accumulated depreciation	(1,061,281)	(1,322,347)
Subtotal	2,413,819	2,595,437
Construction in progress	674,623	579,206
Property, plant and equipment, net	$3,088,442	$3,174,643

Depreciation expense was $225,351, $287,130 and $462,254 for the years ended December 31, 2022, 2023 and 2024, respectively. Construction in progress primarily includes production facilities under construction and machinery and equipment pending installation.